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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 3, 2000



                        FIRSTFED AMERICA BANCORP, INC.
                        ------------------------------
            (Exact name of registrant as specified in its charter)


                         Commission File No.: 1-12305


Delaware                                                   04-3331237
---------------------------------------------           -------------------
(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


ONE FIRSTFED PARK, Swansea, Massachusetts                      02777
------------------------------------------               ----------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (508) 679-8181
                                                         -----------------




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ITEM 5.  OTHER EVENTS.
         -------------


      On February 3, 2000, FIRSTFED AMERICA BANCORP, INC. (the "Company") issued a press release which announced that its Annual Meeting of Shareholders will be held on July 27, 2000. The record date for shareholders entitled to vote at the Annual Meeting is June 14, 2000. The Company intends to distribute its proxy solicitation materials on approximately June 23, 2000. Shareholder proposals for the Annual Meeting must be properly received by the Company by no later than February 15, 2000.


      A press release announcing the Annual Meeting is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99 Press Release dated February 3, 2000.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRSTFED AMERICA BANCORP, INC.

                            By: /s/ Robert F. Stoico
                                -----------------------
                                Robert F. Stoico
                                President, Chief Executive Officer
                                and Chairman of the Board




Dated: February 8, 2000